Exhibit 99.2

Third Quarter 2015 Earnings Conference Call

Forward Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, November 4, 2015. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 7-15 of the 2014 Form 10-K filed on February 27, 2015, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

A strong third quarter 2015, benefitting from: Continued strong freight rates in expedited China service Inclusion of Alaska operations for the full quarter Increased Hawaii container volume Improved performance at SSAT and Logistics Results negatively impacted by $10.0 million of Acquisition related SG&A pre-tax expenses in excess of incremental run-rate target Negatively impacted EPS by $0.14 per share Board authorized 3.0 million common share repurchase program over next three years Opening Remarks

EBITDA, EPS – 3Q 2015 3Q15 Net Income of $41.5 million versus 3Q14 Net Income of $21.5 million 3Q15 Net Income would have been $47.7 million excluding Acquisition related SG&A Impact of Acquisition related SG&A in excess of incremental run-rate target $110.8 $1.08 $10.0 $0.14 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

EBITDA, EPS – YTD 2015 YTD15 Net Income of $76.4 million versus YTD14 Net Income of $43.0 million YTD15 Net Income would have been $96.4 million excluding Acquisition related SG&A and Molasses Settlement $260.6 $2.20 $11.4 $23.5 $0.16 $0.30 Impact of Acquisition related SG&A in excess of incremental run-rate target Impact of costs related to Molasses Settlement See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Hawaii Service Third Quarter Performance Container volume increased 14.8 percent YOY Deployment of additional vessels due to competitor schedule and fleet deployment changes Competitor’s new ship deployed as replacement tonnage; removing 5-10% of previously expected capacity growth Fourth Quarter 2015 Outlook Modest market growth expected Expect YOY container volume growth similar to 3Q15 Expect to deploy 11 ships through end of November; 10 ships thereafter

China Expedited Service (CLX) Source: Shanghai Shipping Exchange Third Quarter Performance Continued strong demand for premium expedited service Sizeable premium to market rates Commodity SCFI at or near historic lows Fourth Quarter 2015 Outlook Market overcapacity expected to continue Rates expected to approximate 4Q2014 Modestly lower volume expected due to: One fewer sailing Absence of extraordinarily high demand during U.S. West Coast labor disruptions Recent market softness

Guam Service Fourth Quarter 2015 Outlook Stable economic activity Competitor announced intention to launch a bi-weekly U.S. flagged service to Guam in late November 2015 Expect some competitive volume losses after this service is launched Third Quarter Performance Steady volume On 8/29/15, the Department of the Navy signed the Record of Decision for relocating U.S. Marine Corps forces to Guam Approximately 5,000 Marines plus 1,300 dependents by 2022

Alaska Service Fourth Quarter 2015 Outlook Muted near-term economic activity Expect YOY volume to be negative Installation of exhaust gas scrubber on first ship Third Quarter Performance First full quarter of operations post-closing Acquisition Volume increased by approximately two percent on YOY basis compared to Horizon Integration progressing as planned Invested in equipment to improve services and capabilities Volume included in Matson’s results

SSAT Joint Venture Third Quarter Performance Improved lift volumes Fourth Quarter 2015 Outlook Profit to exceed the 4Q2014 level Well positioned in LA/LB and Oakland for increased lift volumes from major international carriers

Matson Logistics Third Quarter Performance Lower international intermodal and highway volume Lower fuel surcharge revenue Favorable changes in business mix and contribution margins Improved warehouse results Source: Association of American Railroads Fourth Quarter 2015 Outlook Operating income expected to approximate 4Q2014 level Source: Transport Intermediaries Association

3Q2015 Operating Income SSAT had a $4.5 million contribution in 3Q15 compared to a $3.1 million contribution in 3Q14 3Q14 3Q15 Change Revenue $329.5 $444.8 $115.3 Operating Income $42.6 $68.9 $26.3 Oper. Income Margin 12.9% 15.5% 3Q14 3Q15 Change Revenue $112.3 $99.5 ($12.8) Operating Income $2.4 $2.9 $0.5 Oper. Income Margin 2.1% 2.9% 3Q15 Consolidated Operating Income of $71.8 million versus $45.0 million in 3Q14 $78.9 Impact of Acquisition related SG&A in excess of incremental run-rate target $10.0

YTD 2015 Operating Income SSAT had a $13.1 million contribution in YTD15 compared to a $5.4 million contribution in YTD14 YTD14 YTD15 Change Revenue $945.2 $1,097.0 $151.8 Operating Income $84.8 $144.2 $59.4 Oper. Income Margin 9.0% 13.1% YTD14 YTD15 Change Revenue $325.5 $293.1 ($32.4) Operating Income $5.8 $6.2 $0.4 Oper. Income Margin 1.8% 2.1% YTD 2015 Consolidated Operating Income of $150.4 million versus $90.6 million in YTD 2014 Impact of Acquisition related SG&A in excess of incremental run-rate target Impact of costs related to Molasses Settlement $179.1 $11.4 $23.5

Condensed Statement of Income Key Items Total revenue increased 23.2% Operating margin increased to 13.2% from 10.2% (in $ millions) 3Q15 3Q14 Operating Revenue Ocean Transportation $444.8 $329.5 Logistics 99.5 112.3 Total operating revenue 544.3 441.8 Costs and Expenses Operating costs 424.8 363.8 Selling, general and administrative 52.2 36.1 Equity in (income) loss from terminal joint venture (4.5) (3.1) Total operating costs and expenses 472.5 396.8 Operating Income 71.8 45.0 Interest expense (4.7) (4.4) Income tax expense (25.6) (19.1) Net Income $41.5 $21.5 Diluted Earnings Per Share ($/share) $0.94 $0.50 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Condensed Balance Sheet Assets (in $ millions) 9/30/15 12/31/14 Cash and cash equivalents $ 25.5 $ 293.4 Other current assets 322.8 226.1 Total current assets 348.3 519.5 Investment in terminal joint venture 68.2 64.4 Property and equipment, net 839.9 691.2 Capital Construction Fund deposits 11.7 27.5 Intangible assets, net 140.9 2.5 Goodwill 248.3 27.4 Other assets 79.4 69.3 Total assets $1,736.7 $1,401.8 Liabilities & Shareholders’ Equity (in $ millions) 9/30/15 12/31/14 Current portion of long-term debt $ 22.2 $ 21.6 Other current liabilities 275.9 201.9 Total current liabilities 298.1 223.5 Long term debt 459.3 352.0 Deferred income taxes 336.7 308.4 Other long-term liabilities 154.6 154.1 Multi-employers withdrawal liabilities 56.9 - Total long term liabilities 1,007.5 814.5 Shareholders’ equity 431.1 363.8 Total liabilities and shareholders’ equity $1,736.7 $1,401.8 Liquidity and Debt Levels Total debt of $481.5 million, Net debt of $444.3 million Net debt to LTM EBITDA of 1.5x On October 1, 2015 issued $75 million of 30-year senior unsecured notes at 3.92% Revolver balance at September 30, 2015 was $118 million Reduced to $43 million after $75 million notes issued on October 1, 2015 See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Cash Generation and Uses of Cash Does not include $6.6 million in other uses of cash Based on total cash consideration (including common shares, warrants, repaid debt, accrued interest and breakage fees)

Board authorized the repurchase of 3.0 million common shares over three years View share repurchases as an important capital efficiency tool Steady, measured pace expected on share repurchases Focus remains on cash flow generation and long-term shareholder value Remain confident in balance sheet strength and free cash flow generation to fund capital investment needs and growth opportunities Announced 3.0 Million Share Repurchase Program

Outlook is exclusive of Acquisition related SG&A in excess of incremental run-rate target and is being provided relative to 2014 operating income Ocean Transportation operating income for 4Q2015 to approximate the $46.3 million achieved in 4Q2014 primarily due to: Higher Hawaii volume Alaska tradelane inclusion Lower China volume Timing of fuel surcharge collections in Hawaii, leading to a lower YOY  impact in 4Q2015 Logistics FY2015 operating income expected to approximate FY2014 levels 4Q2015 capital expenditures of approximately $30 million for maintenance capex and $20.9 million for scheduled new vessel contract payments Fourth Quarter 2015 Outlook

Summary Remarks Hawaii Expect to benefit from continued market growth and a stronger market position Alaska Integration progressing well Low energy prices create near-term economic headwinds China Beginning to lap the very strong results achieved in late 2014 Guam U.S. Marine relocation provides a longer-term positive container volume trend Expect to lose some volume to competitor entering trade in late November 2015 Overall, we continue to expect strong cash flow generation to support: Debt pay down Fleet and equipment investments Return of capital via quarterly dividend and share repurchase program

Addendum

Addendum – Use of Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA.

GAAP to Non-GAAP Reconciliation NET DEBT RECONCILIATION $ 481.5 Less: Cash and cash equivalents (25.5) Cash on deposit in Capital Construction Fund (11.7) $ 444.3 EBITDA RECONCILIATION Change $ 41.5 $ 21.5 $ 20.0 $ 104.2 Add: Income tax expense 25.6 19.1 6.5 77.7 Add: Interest expense 4.7 4.4 0.3 17.9 Add: Depreciation and amortization 23.3 17.2 6.1 75.5 Add: Drydock amortization 5.7 5.4 0.3 21.9 $ 100.8 $ 67.6 $ 33.2 $ 297.2 Add: Acquisition related SG&A in excess of run-rate target 10.0 - 10.0 23.5 Add: Molasses settlement - - - 11.4 EBITDA (before Acquisition SG&A and Molasses Settlement) $ 110.8 $ 67.6 $ 43.2 $ 332.1 Change $ 76.4 $ 43.0 $ 33.4 Add: Income tax expense 60.4 34.6 25.8 Add: Interest expense 13.6 13.0 0.6 Add: Depreciation and amortization 58.5 52.0 6.5 Add: Drydock amortization 16.8 16.0 0.8 $ 225.7 $ 158.6 $ 67.1 Add: Acquisition related SG&A in excess of run-rate target 23.5 - 23.5 Add: Molasses settlement 11.4 - 11.4 EBITDA (before Acquisition SG&A and Molasses Settlement) $ 260.6 $ 158.6 $ 102.0 Net Income EBITDA (1) Nine Months Ended September 30 (In millions) 2015 2014 Months Last Twelve September 30, Total Debt: (In millions) EBITDA (1) September 30 2015 2014 Net Income 2015 (In millions) Net Debt Three Months Ended

GAAP to Non-GAAP Reconciliation Diluted Earnings per Share before Acquisition Related SG&A and Molasses Settlement Reconciliation (in millions, except per share amount) Nine Months Ended September 30, 2015 Net Income $ 41.5 $ 76.4 Add: Acquisition related SG&A in excess of run-rate target 10.0 23.5 Add: Molasses Settlement - 11.4 Less: Income tax expense effect of Acquisition related SG&A in excess of run-rate target (3.8) (10.4) Less: Income tax expense effect of Molasses Settlement - (4.5) 47.7 96.4 Weighted Average Number of Shares - Diluted 44.0 44.0 $ 1.08 $ 2.20 Net Income before Acquisition Related SG&A and Molasses Settlement Diluted Earnings per-share before Acquisition Related SG&A and Molasses Settlement Three Months Ended September 30, 2015